© 2022 Fannie Mae DRAFT Financial Supplement Q2 2022 July 29, 2022 EXHIBIT 99.2

Q2 2022 Financial Supplement 2© 2022 Fannie Mae DRAFT ▪ Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae's Form 10-Q for the quarter ended June 30, 2022 (“Q2 2022 Form 10-Q”) and Form 10-K for the year ended December 31, 2021 (“2021 Form 10-K”). This presentation should be reviewed together with the Q2 2022 Form 10-Q and the 2021 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement. ▪ Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. ▪ Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. ▪ Unless otherwise indicated "Q2 YTD 2022" data is as of June 30, 2022 or for the first half of 2022. Data for prior years is as of December 31 or for the full year indicated. ▪ Note references are to endnotes, appearing on pages 23 to 26. ▪ Terms used in presentation CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: Credit risk transfer DSCR: Weighted-average debt service coverage ratio DTI ratio: Debt-to-income (“DTI”) ratio refers to the ratio of a borrower’s outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower’s reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae’s Delegated Underwriting and Servicing program FHFA: The Federal Housing Finance Agency HARP®: Home Affordable Refinance Program®, registered trademarks of the Federal Housing Finance Agency, which allowed eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans LTV ratio: Loan-to-value ratio MSA: Metropolitan statistical area MTMLTV ratio: Mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end OLTV ratio: Origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price or property value at origination of the loan Refi Plus™: Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers REO: Real estate owned by Fannie Mae because it has foreclosed on the property or obtained the property through a deed-in-lieu of foreclosure TCCA fees: Refers to revenues generated by the 10 basis point guaranty fee increase the company implemented on single-family residential mortgages pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 (“TCCA”) and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is remitted to Treasury and not retained by the company. UPB: Unpaid principal balance

Q2 2022 Financial Supplement 3© 2022 Fannie Mae DRAFTTable of Contents Overview Corporate Financial Highlights 5 Guaranty Book of Business Highlights 6 Interest Income and Liquidity Management 7 Key Market Economic Indicators 8 Single-Family Business Single-Family Highlights 10 Credit Characteristics of Single-Family Conventional Loan Acquisitions 11 Credit Characteristics of Single-Family Conventional Guaranty Book of Business 12 Single-Family Credit Risk Transfer 13 Single-Family Conventional Guaranty Book of Business in Forbearance 14 Single-Family Problem Loan Statistics 15 Single-Family Cumulative Default Rates 16 Multifamily Business Multifamily Highlights 18 Credit Characteristics of Multifamily Loan Acquisitions 19 Credit Characteristics of Multifamily Guaranty Book of Business 20 Multifamily Serious Delinquency, Credit Loss and Forbearance Rates 21 Endnotes Endnotes 23

© 2022 Fannie Mae DRAFT Overview

Q2 2022 Financial Supplement 5© 2022 Fannie Mae DRAFT Net income increased $245 million in the second quarter of 2022 compared with the first quarter of 2022 driven primarily by an increase in net interest income. Net Interest income • Higher income earned on investments as a result of increases in interest rates during the quarter contributed to an increase in net interest income from the company’s retained mortgage portfolio and other investments portfolio. • Net interest income from the company’s guaranty book of business decreased slightly due to a decline in net amortization income driven by reduced refinancing activity, partially offset by higher base guaranty fee income. Credit-related expense Credit-related expense for the second quarter was driven in part by an increase in interest rates that was partially offset by home price growth. • Benefit from home price growth. While home price growth was strong in the second quarter of 2022, the positive impact on the company’s allowance was reduced by some recent market indicators that suggest home price growth may be moderating at a faster pace than the company anticipates. • Provision from interest rate increases. The rise in actual and projected interest rates in the second quarter of 2022 more than offset the benefit from home price growth. Increases in interest rates reduce the expected volume of loan prepayments and extend the expected life of previously modified loans accounted for as troubled debt restructurings, or TDRs, as it is less likely these loans will refinance. Corporate Financial Highlights (Dollars in millions) Q2 2022 Q1 2022 Variance Q2 YTD 2022 Q2 YTD 2021 Variance Net interest income $7,808 $7,399 $409 $15,207 $15,028 $179 Fee and other income 81 83 (2) 164 190 (26) Net revenues 7,889 7,482 407 15,371 15,218 153 Investment gains (losses), net (49) (102) 53 (151) 691 (842) Fair value gains, net 529 480 49 1,009 338 671 Administrative expenses (795) (808) 13 (1,603) (1,494) (109) Credit-related income (expense) (251) (201) (50) (452) 3,317 (3,769) TCCA fees (841) (824) (17) (1,665) (1,489) (176) Credit enhancement expense (332) (278) (54) (610) (558) (52) Change in expected credit enhancement recoveries (47) 60 (107) 13 (75) 88 Other expenses, net(1) (228) (236) 8 (464) (599) 135 Income before federal income taxes 5,875 5,573 302 11,448 15,349 (3,901) Provision for federal income taxes (1,222) (1,165) (57) (2,387) (3,204) 817 Net income $4,653 $4,408 $245 $9,061 $12,145 $(3,084) Total comprehensive income $4,649 $4,401 $248 $9,050 $12,086 $(3,036) Net worth $56,407 $51,758 $4,649 $56,407 $37,345 $19,062 Net worth ratio(2) 1.3% 1.2% 1.3% 0.9 % Summary of Q2 2022 Financial Results Q2 2022 Key Highlights $4.7 billion net income in Q2 2022, with net worth reaching $56.4 billion as of June 30, 2022

Q2 2022 Financial Supplement 6© 2022 Fannie Mae DRAFT U P B (D ol la rs in tr ill io ns ) $3.2 $3.3 $3.6 $3.9 $4.0 $0.3 $0.3 $0.4 $0.4 $0.4 $2.9 $3.0 $3.2 $3.5 $3.6 2018 2019 2020 2021 Q2 YTD 2022 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Guaranty Book of Business Highlights Outstanding Guaranty Book of Business at Period End Guaranty Book in a CRT U P B (D ol la rs in b ill io ns ) R efinancings as a % of S F A cquisitions $65 $70 $76 $69 $156 $283 $948 $904 $197 $291 $313 $411 $451 $215 $512 $666 $1,435 $1,424 $447 2018 2019 2020 2021 Q2 YTD 2022 $0 $500 $1,000 $1,500 30% 45% 60% 75% 90% Single-Family Home Purchases Multifamily Rental Units Single-Family Refinancings Refinancings as % of SF Acquisitions Market Liquidity Provided Total liquidity provided in the second quarter of 2022 was $191B Unpaid Principal Balance Units $111B 334K Single-Family Home Purchases $61B 240K Single-Family Refinancings $19B 156K Multifamily Rental Units U P B (D ol la rs in b ill io ns ) $1,180 $1,425 $1,056 $862 $1,123 $84 $101 $112 $105 $1,143 $1,341 $955 $750 $1,018 2018 2019 2020 2021 Q2 YTD 2022 $0 $500 $1,000 $1,500 Outstanding UPB of single-family loans in a CRT transaction(27) Outstanding UPB of multifamily loans in a CRT transaction UPB outstanding of single-family conventional guaranty book of business(7) UPB outstanding of multifamily guaranty book of business(8)

Q2 2022 Financial Supplement 7© 2022 Fannie Mae DRAFTInterest Income and Liquidity Management Components of Net Interest Income Net Worth of Fannie Mae Aggregate Indebtedness of Fannie Mae(14) Other Investments Portfolio ("OIP") N et In te re st In co m e (D ol la rs in b ill io ns ) $21.3 $21.3 $24.9 $29.6 $15.2 $11.2 $12.1 $13.9 $17.3 $9.6 $5.7 $5.9 $9.1 $11.2 $4.5 $4.4 $3.3 $1.9 $1.1 $1.1 2018 2019 2020 2021 Q2 YTD 2022 $0 $10 $20 $30 Total base guaranty fee income(12) Net amortization income(6) Net interest income from portfolios(13) (D ol la rs in b ill io ns ) $250.4 $228.1 $199.7 $179.4 $140.7 $252.7 $236.1 $202.5 $183.4 $148.3 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $50 $100 $150 $200 $250 $300 (D ol la rs in b ill io ns ) $48.8 $67.3 $42.4 $36.3 $41.6 $26.1 $0.5 $7.2 $8.2 $2.0 $89.7 $92.2 $83.6 $80.0 $60.9 $164.6 $160.0 $133.2 $124.5 $104.5 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $50 $100 $150 $200 Cash and cash equivalents(15) Securities purchased under agreements to resell U.S. Treasury securities Short-term debt Long-term debt Treasury Debt Limit $300 (D ol la rs in b ill io ns ) $6.2 $14.6 $25.3 $47.4 $56.4 2018 2019 2020 2021 Q2 YTD 2022 $0 $15 $30 $45 $60

Q2 2022 Financial Supplement 8© 2022 Fannie Mae DRAFT R at e (a s of p er io d en d) 3.9% 3.6% 6.7% 3.9% 3.6% 3.6% 2.3% 2.6% (2.3)% 5.5% (1.6)% (0.9)% 2018 2019 2020 2021 Q1 2022 Q2 2022 -10% -5% 0% 5% 10% Key Market Economic Indicators 2.01% 0.66% 1.47% 3.01% 2.74% 1.57% 1.83% 4.38% 3.73% 3.13% 3.02% 5.70% 6/30/2019 6/30/2020 6/30/2021 6/30/2022 Top 10 States by UPB(18) State One Year Home Price Growth Rate Q2 2022 Share of Single-Family Conventional Guaranty Book CA 19.8% 19% TX 23.0% 7% FL 33.7% 6% NY 13.8% 4% WA 19.6% 4% NJ 18.5% 3% CO 20.5% 3% IL 13.6% 3% VA 15.8% 3% NC 26.3% 3% H om e P ric e G ro w th 5.0% 4.4% 10.4% 18.9% 11.2% 2018 2019 2020 2021 Q2 YTD 2022 0% 5% 10% 15% 20% Benchmark Interest Rates U.S. GDP Growth (Decline) Rate and Unemployment Rate(17) One Year Home Price Growth Rate Q2 2022(18) United States 19.4% Single-Family Home Price Growth Rate(18) Growth (decline) in GDP U.S. unemployment rate30-year FRM rate(16) 10-year Treasury rate 30-year Fannie Mae MBS par coupon rate State Growth Rate: 0.0% to 9.99% 10.0% to 14.99% 15.0% to 19.99% 20.0% and above

© 2022 Fannie Mae DRAFT Single-Family Business

Q2 2022 Financial Supplement 10© 2022 Fannie Mae DRAFT Fannie Mae 36% Freddie Mac 29% Ginnie Mae 29% Private-label securities 6% U P B (D ol la rs in b ill io ns ) $3,325 $3,400 $3,453 $3,525 $3,591 45.2 45.4 45.5 45.6 45.9 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $1,000 $2,000 $3,000 $4,000 0 10 20 30 40 50 U P B (D ol la rs in b ill io ns ) $130 $115 $107 $104 $111 $244 $181 $178 $135 $61 47.9 47.3 47.1 48.9 51.7 $374 $296 $285 $239 $172 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $250 $500 0 10 20 30 40 50 Single-Family Highlights Q2 2022 $6,573M Net interest income $(27)M Investment losses, net $543M Fair value gains, net $(231)M Credit-related expense $3,886M Net income Single-Family Conventional Loan Acquisitions(7) Single-Family Conventional Guaranty Book of Business(7) Q2 2022 Single-Family Mortgage-Related Securities Share of Issuances Highlights Refinance Purchase Average charged guaranty fee on new single-family conventional acquisitions, net of TCCA fees (bps)(19) Average single-family conventional guaranty book Average charged guaranty fee on single-family conventional guaranty book, net of TCCA fees (bps)(19) • Single-family conventional acquisition volume was $172.3 billion in Q2 2022, a decline from $239.5 billion in Q1 2022 due to the higher mortgage interest rate environment. Purchase acquisition volume was 64% of total single-family acquisition volume in the second quarter of 2022, compared to 43% in the first quarter of 2022, as refinance volumes continued to decline. • The average single-family conventional guaranty book of business in Q2 2022 increased from Q1 2022 by 1.9% driven primarily by growth in the average balance of loans acquired during the quarter. • Single-family serious delinquency rate decreased to 0.81% as of June 30, 2022, from 1.01% as of March 31, 2022 driven by borrowers exiting forbearance through a loan workout or by otherwise reinstating their loan.

Q2 2022 Financial Supplement 11© 2022 Fannie Mae DRAFT S ha re o f A cq ui si tio ns 65% 52% 30% 33% 52% 12% 28% 51% 43% 18% 22% 20% 19% 24% 30% 2018 2019 2020 2021 Q2 YTD 2022 0% 25% 50% 75% 100% W ei gh te d- A ve ra ge F IC O C re di t S co re FIC O C redit S core < 680 743 749 760 756 747 11.2% 7.3% 4.0% 6.0% 9.0% 2018 2019 2020 2021 Q2 YTD 2022 0 200 400 600 800 0% 5% 10% 15% 20% 25% Credit Characteristics of Single-Family Conventional Loan Acquisitions Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period Q2 YTD 2022 Acquisition Credit Profile by Certain Loan Features Categories are not mutually exclusive Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Q1 2022 Q2 2022 OLTV Ratio >95% Home- Ready®(21) FICO Credit Score < 680(10) DTI Ratio > 43%(20) Total UPB (Dollars in billions) $373.3 $296.4 $284.5 $1,354.7 $239.5 $172.3 $18.4 $10.1 $37.7 $123.8 Weighted-Average OLTV Ratio 70% 70% 70% 69% 71% 75% 97% 90% 70% 75% OLTV Ratio > 95% 2% 4% 4% 3% 4% 5% 100% 41% 2% 5% Weighted-Average FICO® Credit Score(10) 757 753 751 756 748 746 743 742 655 740 FICO Credit Score < 680(10) 6% 8% 8% 6% 9% 9% 4% 8% 100% 11% DTI Ratio > 43%(20) 22% 24% 25% 23% 29% 32% 33% 51% 35% 100% Fixed-rate 99% 99% 99% 99% 99% 99% 100% 100% 100% 99% Primary Residence 93% 95% 91% 92% 90% 91% 100% 100% 96% 90% HomeReady®(21) 3% 3% 3% 3% 2% 3% 23% 100% 2% 4% W ei gh te d- A ve ra ge O LT V R at io O rigination LTV > 95% 77% 76% 71% 69% 73% 7.5% 6.6% 2.0% 3.0% 5.0% 2018 2019 2020 2021 Q2 YTD 2022 0% 20% 40% 60% 80% 100% 0% 5% 10% 15% 20% 25% Origination Loan-to-Value Ratio FICO Credit Score(10) Acquisitions by Loan Purpose Weighted-Average OLTV Ratio % OLTV > 95% Weighted-Average FICO Credit Score % FICO Credit Score < 680 Refi Plus(22) including HARP Other Refinance Cash-out Refinance Purchase

Q2 2022 Financial Supplement 12© 2022 Fannie Mae DRAFT S er io us D el in qu en cy R at e (% ) 0.76% 0.66% 2.87% 1.25% 0.81% 0.66% 0.81% 0.59% 2018 2019 2020 2021 Q2 YTD 2022 0% 1% 2% 3% 4% 5% Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features(7)(23) As of June 30, 2022 Origination Year Certain Loan Features Categories are not mutually exclusive Overall Book 2008 & Earlier 2009-2018 2019 2020 2021 2022 OLTV Ratio > 95% Home- Ready®(21) FICO Credit Score < 680(10) Refi Plus Including HARP(22) DTI Ratio > 43%(20) Total UPB (Dollars in billions) $3,613.9 $84.0 $851.1 $179.0 $973.2 $1,211.2 $315.4 $164.8 $104.8 $290.7 $135.3 $842.2 Average UPB $204,264 $80,157 $132,345 $201,064 $254,533 $273,262 $295,474 $169,781 $180,333 $158,560 $105,341 $221,855 Share of SF Conventional Guaranty Book 100% 2% 23% 5% 27% 34% 9% 5% 3% 9% 4% 23% Loans in Forbearance by UPB(24) 0.3% 1.1% 0.5% 0.7% 0.3% 0.3% 0.1% 0.7% 0.8% 1.2% 0.5% 0.6% Share of Loans with Credit Enhancement(25) 39% 10% 47% 55% 34% 41% 29% 83% 81% 37% 40% 43% Serious Delinquency Rate(11) 0.81% 3.53% 1.12% 1.32% 0.34% 0.19% 0.02% 1.91% 1.34% 2.98% 1.25% 1.30% Weighted-Average OLTV Ratio 72% 75% 74% 76% 71% 70% 74% 103% 87% 74% 84% 74% OLTV Ratio > 95% 5% 9% 7% 8% 3% 3% 5% 100% 34% 7% 28% 6% Amortized OLTV Ratio(26) 67% 70% 61% 71% 67% 68% 73% 92% 83% 70% 72% 70% Weighted-Average Mark-to-Market LTV Ratio(9) 50% 32% 34% 49% 50% 57% 70% 64% 64% 49% 32% 52% Weighted-Average FICO Credit Score(10) 753 697 747 747 762 755 747 733 742 651 727 741 FICO Credit Score < 680(10) 9% 38% 11% 9% 4% 7% 9% 12% 9% 100% 23% 11% Credit Characteristics of Single-Family Conventional Guaranty Book of Business W ei gh te d- A ve ra ge F IC O C re di t S co re FIC O C redit S core < 680 746 746 750 753 753 11.5% 10.5% 9.0% 8.1% 9.0% 2018 2019 2020 2021 Q2 YTD 2022 0 200 400 600 800 0% 5% 10% 15% 20% 25% W ei gh te d- A ve ra ge M TM LT V M TM LTV >100% 57% 57% 58% 54% 50% 0.4% 0.3% 0.1% 0.0% 0.0% 2018 2019 2020 2021 Q2 YTD 2022 0% 10% 20% 30% 40% 50% 60% 70% 0% 2.5% 5% 7.5% 10% Mark-to-Market Loan-to-Value (MTMLTV) Ratio(9) FICO Credit Score(10) SDQ Rate(11) % MTMLTV > 100% Weighted-Average MTMLTV % FICO Credit Score < 680 Weighted-Average FICO Credit Score SDQ Rate SDQ Rate Excluding Loans in Forbearance

Q2 2022 Financial Supplement 13© 2022 Fannie Mae DRAFT U P B (D ol la rs in b ill io ns ) $76 $102 $86 $82 $67 $63 $140 $240 $265 $206 $290 $58 $142 $242 $44 $45 $73 $57 $331 $410 $338 $445 $182 $205 $382 2016 2017 2018 2019 2020 2021 Q2 YTD 2022 $0 $200 $400 $600 Single-Family Credit Risk Transfer U P B (D ol la rs in b ill io ns ) $698 $616 $750 $906 $1,01821% 18% 21% 25% 28% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $500 $1,000 $1,500 0% 10% 20% 30% 40% 2020 2021 Q2 YTD 2022 Credit Enhancement Outstanding UPB (dollars in billions) Outstanding UPB % of Book(30) Outstanding Outstanding UPB % of Book(30) Outstanding Outstanding UPB % of Book(30) Outstanding Primary mortgage insurance & other(28) $681 21% $697 20% $734 20% Connecticut Avenue Securities(29) $608 19% $512 14% $681 19% Credit Insurance Risk Transfer(27) $216 7% $168 5% $276 7% Lender risk-sharing(29) $131 4% $70 2% $61 2% (Less: loans covered by multiple credit enhancements) ($304) (9)% ($253) (7)% ($328) (9)% Total single-family loans with credit enhancement $1,332 42% $1,194 34% $1,424 39% Single-Family Credit Risk Transfer Issuance Single-Family Credit Risk Transfer Single-Family Loans with Credit Enhancement % Single-family conventional guaranty book in a CRT transaction Outstanding UPB of single-family loans in a CRT transaction(27) Lender risk-sharing Connecticut Avenue Securities Credit Insurance Risk Transfer

Q2 2022 Financial Supplement 14© 2022 Fannie Mae DRAFTSingle-Family Conventional Guaranty Book of Business in Forbearance Delinquency Status of $12.3B UPB in Forbearance(33) as of June 30, 2022 Single-Family Loan Forbearance Status(34) As of June 30, 2022 Certain Credit Characteristics of Single-Family Loans in Forbearance(24)(31) As of June 30, 2022 Origination Year Categories are not mutually exclusive Total 2008 & Earlier 2009- 2018 2019 2020 2021 2022 Total UPB (Dollars in billions) $12.3 $1.0 $4.0 $1.2 $2.8 $3.1 $0.2 Average UPB $212,127 $115,447 $167,989 $229,352 $278,068 $312,964 $357,377 Share of Single-Family Conventional Guaranty Book based on Loan Count 0.3% 0.0% 0.1% 0.0% 0.1% 0.1% 0.0% Share of Single-Family Conventional Guaranty Book based on UPB(32) 0.3% 0.0% 0.1% 0.0% 0.1% 0.1% 0.0% MTMLTV Ratio > 80% without Mortgage Insurance 0.3% 0.2% 0.1% 0.0% 0.0% 0.0% 0.0% DTI Ratio > 43%(20) 39.6% 3.1% 12.5% 4.3% 8.6% 10.4% 0.7% FICO Credit Score < 680(10) 28.9% 4.1% 11.0% 2.5% 4.5% 6.4% 0.4% OLTV Ratio > 95% 10.0% 0.9% 4.4% 1.5% 1.6% 1.5% 0.1% U P B (D ol la rs in b ill io ns ) N um ber of Loans $1.3 $1.5 $1.4 $4.2 $3.9 6K 7K 6K 19K 19K Current 30 to 59 days DLQ 60 to 89 days DLQ 90 to 180 days DLQ 180+ days DLQ $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 0K 10K 20K 30K 40K 4.0% 2.9% 41.2% 19.0% 26.8% 6.1% Active Forbearance Delinquent at Exit or Other(35) Paid-off Reinstated(37) Payment Deferral Modification(36) 1,446,970 Total loans that have received a forbearance

Q2 2022 Financial Supplement 15© 2022 Fannie Mae DRAFT U P B (D ol la rs in b ill io ns ) N um ber of Loan W orkouts $16.6 $7.7 $5.3 $8.4 $11.1 $56.0 $62.1 $12.3 118.1K 56.3K 299.2K 342.7K 111.8K 2018 2019 2020 2021 Q2 YTD 2022 $0 $25 $50 $75 $100 $125 0K 50K 100K 150K 200K 250K 300K R E O E nd in g In ve nt or y (U ni ts in th ou sa nd s) 20 18 8 7 8 2018 2019 2020 2021 Q2 YTD 2022 0 10 20 30 Single-Family Problem Loan Statistics State Serious Delinquency Rate(11) Average Months to Foreclosure(38) CA 0.59% 47 TX 0.89% 29 FL 0.92% 67 NY 1.54% 71 WA 0.52% — NJ 1.17% 55 CO 0.51% — IL 1.08% 36 VA 0.67% 29 NC 0.69% 42 Single-Family Serious Delinquency Rate by State as of June 30, 2022(11) Top 10 States by UPB Single-Family Loan Workouts Single-Family REO Ending Inventory Less than 0.50% 2.00% to 2.99% 0.50% to 0.99% 3.00% and above 1.00% to 1.99% Other(39) Total Loan Workouts Modifications(40) Payment Deferrals $62.9 $9.3 $19.0 $71.4 $23.6 State SDQ Rate:

Q2 2022 Financial Supplement 16© 2022 Fannie Mae DRAFT Time Since Beginning of Origination Year C um ul at iv e D ef au lt R at e 2004* 2005* 2006* 2007* 2008* 2009** 2010** 2011** 2012** 2013** 2014** 2015** 2016** 2017** 2018** 2019** 2020** 2021** 2022** Y r1 Y r2 Y r3 Y r4 Y r5 Y r6 Y r7 Y r8 Y r9 Y r1 0 Y r1 1 Y r1 2 Y r1 3 Y r1 4 Y r 1 5 Y r 1 6 Y r 1 7 Y r 1 8 Y r 1 9 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year(54) * Loans originated prior to 2009 represent only 2% of the single-family conventional guaranty book of business as of June 30, 2022. **As of June 30, 2022, cumulative default rates on the loans originated in each individual year from 2009-2022 were less than 1%. 2007 2009 2006 201020112012 2004 2008 2005

© 2022 Fannie Mae DRAFT Multifamily Business

Q2 2022 Financial Supplement 18© 2022 Fannie Mae DRAFT U P B (D ol la rs in b ill io ns ) $401.9 $408.1 $413.1 $419.8 $425.7 76.8 77.5 78.4 79.3 79.5 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $100 $200 $300 $400 0 10 20 30 40 50 60 70 80 90 U P B (D ol la rs in b ill io ns ) $10.9 $16.4 $20.7 $16.0 $18.7 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $5 $10 $15 $20 $25 Multifamily Highlights • New multifamily business volume was $18.7 billion in Q2 2022. The Federal Housing Finance Agency (FHFA) established a 2022 multifamily volume cap of $78 billion, of which 50% must be mission-driven, focused on certain affordable and underserved market segments, and 25% affordable to residents earning 60% or less of area median income. • The multifamily guaranty book of business grew by 1.4% in Q2 2022 to $425.7 billion. The average charged guaranty fee on the multifamily book increased from 79.3 basis points as of March 31, 2022 to 79.5 basis points as of June 30, 2022. • The multifamily serious delinquency rate decreased to 0.34% as of June 30, 2022, compared with 0.38% as of March 31, 2022, as recovery from COVID-19 continues. The multifamily serious delinquency rate, excluding loans that have received a forbearance since the start of the pandemic, remained flat at 0.03% as of June 30, 2022. Multifamily seriously delinquent loans are loans that are 60 days or more past due. Q2 2022 $1,235M Net interest income $21M Fee and other income $(14)M Fair value losses, net $(20)M Credit-related expense $767M Net income Multifamily New Business Volume Multifamily Guaranty Book of Business(8) Multifamily Credit Risk Transfer Highlights U P B (D ol la rs in b ill io ns ) $28.6 $28.2 $27.1 $26.6 $25.7 $70.0 $68.3 $84.9 $82.4 $79.3 25% 24% 27% 26% 25% $98.6 $96.5 $112.0 $109.0 $105.0 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $25 $50 $75 $100 10% 15% 20% 25% 30% 35% 40% Average charged guaranty fee on multifamily guaranty book of business (in bps) at period end UPB outstanding of multifamily guaranty book of business UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue SecuritiesTM transaction % Multifamily guaranty book in a Multifamily CRT transaction UPB outstanding of multifamily loans in a Multifamily CIRT transaction

Q2 2022 Financial Supplement 19© 2022 Fannie Mae DRAFT S ha re o f A cq ui si tio ns 89% 93% 93% 89% 78% 11% 7% 7% 11% 22% 2018 2019 2020 2021 Q2 YTD 2022 0% 20% 40% 60% 80% 100% Credit Characteristics of Multifamily Loan Acquisitions Certain Credit Characteristics of Multifamily Loans by Acquisition Period(8) Categories are not mutually exclusive 2018 2019 2020 2021 Q2 YTD 2022 Total UPB (Dollars in billions) $65.4 $70.2 $76.0 $69.5 $34.7 Weighted-Average OLTV Ratio 65% 66% 64% 65% 61% Loan Count 3,723 4,113 5,051 4,203 1,893 % Lender Recourse(41) 100% 100% 99% 100% 100% % DUS(42) 99% 100% 99% 99% 99% % Full Interest-Only 33% 33% 38% 40% 47% Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions 58% 59% 58% 59% 56% Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions 68% 69% 68% 68% 65% % Partial Interest-Only(43) 53% 56% 50% 50% 43% S ha re o f A cq ui si tio ns 32% 33% 29% 27% 19% 68% 66% 70% 72% 81% 2018 2019 2020 2021 Q2 YTD 2022 0% 20% 40% 60% 80% 100% $1.6B $1.5B $1.5B $1.4B$1.1B $1.0B $1.0B $1.0B $0.9B $0.8B Share of Acquisitions: 34.0% Total Top 10 UPB: $11.8B Origination Loan-to-Value Ratio(8) Top 10 MSAs by Q2 YTD 2022 Acquisition UPB(8) Acquisitions by Note Type(8) % OLTV ratio less than or equal to 70% % OLTV ratio greater than 70% and less than or equal to 80% % OLTV ratio greater than 80% Variable-rate Fixed-rate New York Los Angeles Denver Seattle Phoenix Chicago Dallas Washington D.C Houston Atlanta

Q2 2022 Financial Supplement 20© 2022 Fannie Mae DRAFT Certain Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment(8) As of June 30, 2022 Acquisition Year Asset Class or Targeted Affordable Segment Categories are not mutually exclusive Overall Book 2008 & Earlier 2009-2017 2018 2019 2020 2021 2022 Conventional /Co-op(44) Seniors Housing(44) Student Housing(44) Manufactured Housing(44) Privately Owned with Subsidy(48) Total UPB (Dollars in billions) $425.7 $6.4 $126.4 $52.9 $64.6 $72.5 $68.2 $34.7 $375.3 $16.7 $14.5 $19.2 $49.9 % of Multifamily Guaranty Book 100% 2% 30% 12% 15% 17% 16% 8% 88% 4% 3% 5% 12% Loan Count 28,284 2,479 8,474 2,908 3,604 4,805 4,122 1,892 25,374 622 588 1,700 3,832 Average UPB (Dollars in millions) $15.1 $2.6 $14.9 $18.2 $17.9 $15.1 $16.5 $18.3 $14.8 $27.0 $24.6 $11.3 $13.0 Weighted-Average OLTV Ratio 65% 69% 66% 64% 66% 64% 64% 61% 65% 66% 66% 64% 68% Weighted-Average DSCR(46) 2.2 2.6 2.0 1.9 2.1 2.5 2.4 2.2 2.2 1.6 1.9 2.3 2.1 % Fixed rate 90% 23% 90% 94% 94% 95% 90% 78% 91% 61% 82% 92% 84% % Full Interest-Only 35% 29% 28% 36% 34% 39% 40% 47% 37% 13% 33% 26% 25% % Partial Interest-Only(43) 50% 18% 50% 52% 56% 50% 50% 43% 49% 61% 61% 58% 45% % Small Balance Loans(45) 39% 90% 43% 28% 34% 36% 26% 23% 40% 14% 22% 49% 46% % DUS(8) 99% 92% 98% 100% 100% 99% 99% 99% 99% 98% 100% 100% 98% Serious Delinquency Rate(47) 0.34% 0.34% 0.73% 0.43% 0.36% 0.05% 0.01% 0.00% 0.23% 1.39% 2.41% 0.02% 0.15% Credit Characteristics of Multifamily Guaranty Book of Business $37.0B $27.6B $18.1B$16.8B $11.6B $11.5B $11.5B $10.8B $10.8B $10.4B Share of Book of Business: 39.0% Total Top 10 UPB: $166.1B $2.1B $9.0B $13.7B $20.9B $118.5B $169.0B $92.5B Total UPB: $425.7B UPB by Maturity Year As of June 30, 2022(8) Top 10 MSAs by UPB As of June 30, 2022(8) Certain Credit Characteristics of Guaranty Book New York Dallas Phoenix San Francisco Los Angeles Atlanta Houston Washington D.C. Chicago Seattle 2022 2024 2026 - 2028 2023 2025 2029 - 2031 Other W ei gh te d- A ve ra ge D S C R W eighted-A verage O LTV R atio 2.0 1.9 2.0 2.1 2.2 66% 66% 66% 65% 65% 2018 2019 2020 2021 Q2 YTD 2022 0.0 1.0 2.0 0% 10% 20% 30% 40% 50% 60% 70% Weighted-Average DSCR(46) Weighted-Average OLTV Ratio

Q2 2022 Financial Supplement 21© 2022 Fannie Mae DRAFT 55.9% 17.4% 0.6% 2.7% 18.2% 5.2% S er io us D el in qu en cy R at e 0.71% 0.59% 0.24% 0.10% 0.05% 0.07% 0.05% 0.11% 0.06% 0.04% 0.98% 0.42% 0.34% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q2 YTD 2022 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% Multifamily Serious Delinquency, Credit Loss and Forbearance Rates 1.1% 0.9% 0.3% 0.1% —% —% —% 0.1% 0.1% 0.1% —% 0.1% —% —% —% —% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 —% 0.5% 1% 1.5% 2% Serious Delinquency Rate(47) COVID-19-Related Loan Forbearance Status as of June 30, 2022(50) Cumulative Total Credit Loss Rate, Net by Acquisition Year Through Q2 2022(49) Reinstated(53) Repayment Plan Active Forbearance(51) Defaulted(52) Liquidations Foreclosure $5.3B UPB that took Forbearance

© 2022 Fannie Mae DRAFT Endnotes

Q2 2022 Financial Supplement 23© 2022 Fannie Mae DRAFT (1) Other expenses, net are comprised of debt extinguishment gains and losses, housing trust fund expenses, loan subservicing costs, servicer fees paid in connection with certain loss mitigation activities, and gains and losses from partnership investments. (2) Calculated based upon net worth divided by total assets outstanding at the end of the period. (3) Intentionally left blank. (4) Intentionally left blank. (5) Intentionally left blank. (6) Net amortization income refers to the amortization of premiums and discounts on mortgage loans and debt of consolidated trusts. These cost basis adjustments represent the difference between the initial fair value and the carrying value of these instruments as well as upfront fees Fannie Mae receives at the time of loan acquisition. This excludes the amortization of cost basis adjustments resulting from hedge accounting. (7) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (8) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. (9) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (10) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (11) Single-family SDQ rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category. (12) Total base guaranty fee income is interest income from the guaranty book of business including the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is remitted to Treasury and not retained by the company. (13) Includes interest income from assets held in the company’s retained mortgage portfolio and other investments portfolio, as well as other assets used to generate lender liquidity. Also includes interest expense on the company’s outstanding corporate debt and Connecticut Avenue Securities® debt as well as the impact from hedge accounting. (14) Reflects the company's aggregate indebtedness at the end of each period presented measured in unpaid principal balance and excludes effects of cost basis adjustments and debt of consolidated trusts. . Endnotes

Q2 2022 Financial Supplement 24© 2022 Fannie Mae DRAFT Endnotes (15) Cash equivalents are comprised of overnight repurchase agreements and U.S. Treasuries that have a maturity at the date of acquisition of three months or less. (16) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. (17) U.S. Gross Domestic Product ("GDP") annual growth (decline) rates for periods prior to 2022 are based on the annual "percentage change from fourth quarter to fourth quarter one year ago" calculated by the Bureau of Economic Analysis and are subject to revision. GDP decline rates for periods in 2022 are the annualized GDP decline rates based on the Second Quarter 2022 (Advance Estimate) published by the Bureau of Economic Analysis on July 28, 2022. (18) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of June 2022. Including subsequent data may lead to materially different results. Home price growth rate is not seasonally adjusted. UPB estimates are based on data available through the end of June 2022, and the top 10 states are reported by UPB in descending order. One-year home price growth rate is for the 12-month period ending June 30, 2022. (19) Represents, on an annualized basis, the sum of the base guaranty fees charged during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition. Excludes the impact of a 10 basis point guaranty fee increase implemented pursuant to the TCCA, the incremental revenue from which is remitted to Treasury and not retained by the company. (20) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower’s DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower’s total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. (21) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the “OLTV Ratio > 95%” category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with origination LTV ratios greater than 95%. (22) "Refi Plus" refers to loans acquired under Fannie Mae's Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers who were current on their loans and who applied prior to the initiative’s December 31, 2018 sunset date. Refi Plus had no limits on maximum LTV ratio and provided mortgage insurance flexibilities for loans with LTV ratios greater than 80%. (23) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (24) Consists of loans that are in an active forbearance as of June 30, 2022. (25) Percentage of loans in the single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan. (26) Amortized origination loan-to-value ratio is calculated based on the current UPB of a loan at period end, divided by the home price at origination of the loan. (27) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $1.4 billion outstanding as of June 30, 2022. (28) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance.

Q2 2022 Financial Supplement 25© 2022 Fannie Mae DRAFT (29) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. (30) Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. (31) Calculated based on the unpaid principal balance of loans in forbearance with the specific credit characteristic and vintage divided by the total unpaid principal balance of loans in forbearance in that origination year at period end. (32) Share of single-family conventional guaranty book based on UPB was calculated based upon the unpaid principal balance of loans in forbearance by vintage divided by the total unpaid principal balance of the single-family conventional guaranty book of business at period end. (33) Pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), for purposes of reporting to the credit bureaus, servicers must report a borrower receiving a COVID-19-related payment accommodation, such as a forbearance plan or loan modification, as current if the borrower was current prior to receiving the accommodation and the borrower makes all required payments in accordance with the accommodation. For purposes of the company's disclosures regarding delinquency status, loans receiving COVID-19-related payment forbearance are reported as delinquent according to the contractual terms of the loan. (34) As a part of the company's relief programs and pursuant to the CARES Act, the company has authorized servicers to permit payment forbearance to borrowers experiencing a COVID-19-related financial hardship for up to 12 months without regard to the delinquency status of the loan, and for borrowers already in forbearance as of February 28, 2021, for a total of up to 18 months, provided that the forbearance does not result in the loan becoming greater than 18 months delinquent. (35) Consists of 42,275 loans that were delinquent upon the expiration of the forbearance arrangement and 743 loans that exited forbearance through a repayment plan. (36) Includes loans that are in trial modifications. (37) Represents single-family loans that are no longer in forbearance and are current according to the original terms of the loan. Also includes loans that remained current throughout the forbearance arrangement and continue to perform. (38) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to the company's REO inventory for foreclosures completed during the six months ended June 30, 2022. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation. (39) Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. Beginning with the year ended December 31, 2020, completed forbearance arrangements are excluded. (40) There were approximately 25,000 loans in a trial modification period that was not complete as of June 30, 2022. (41) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (42) Under the Delegated Underwriting and Servicing ("DUS") program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company. (43) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. Endnotes

Q2 2022 Financial Supplement 26© 2022 Fannie Mae DRAFT Endnotes (44) See https://multifamily.fanniemae.com/financing-options/products for definitions. Loans with multiple product features are included in all applicable categories. (45) Small balance loans refers to multifamily loans with an original unpaid balance of up to $6 million nationwide. (46) Weighted-average debt service coverage ratio, or "DSCR", is calculated using the latest available income information from annual statements for these properties. When operating statement information is not available, the DSCR at the time of acquisition is used. If both are unavailable, the underwritten DSCR is used. Although the company uses the most recently available results from their multifamily borrowers, there is a lag in reporting, which typically can range from three to six months, but in some cases may be longer. Co-op loans are excluded from this metric. (47) Multifamily SDQ rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company’s multifamily guaranty book of business, based on unpaid principal balance. Multifamily SDQ rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to SDQ loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category. (48) The Multifamily Affordable Business Channel focuses on financing properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. The parameters to qualify under Privately Owned with Subsidy were expanded in Q3 2021, resulting in an increase in properties classified as targeted affordable volume. (49) Cumulative net credit loss rate is the cumulative net credit losses (gains) through June 30, 2022 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. Net credit losses include expected benefit of freestanding loss-sharing benefit, primarily multifamily DUS lender risk-sharing transactions. (50) Displays the status and percentage of UPB as of current period end of the multifamily loans in the guaranty book of business that have received a COVID-19-related forbearance since the onset of the COVID-19 pandemic, including loans that liquidated prior to period end. Since the COVID-19 pandemic was declared a national emergency in March 2020, Fannie Mae has broadly offered forbearance to affected multifamily borrowers. (51) Includes loans that are in the process of extending their forbearance. (52) Includes loans that are no longer in forbearance and are not on a repayment plan. Loans in this population may proceed to other loss mitigation activities, such as foreclosure or modification. (53) Represents multifamily loans that are no longer in forbearance and are current according to the original terms of the loan. (54) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single- family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of June 30, 2022 is not necessarily indicative of the ultimate performance of the loans and performance may change, perhaps materially, in future periods.